UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 8, 2005



                               LANDAUER, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               ----------------------------------------------
               (State or Other Jurisdiction of Incorporation)



             1-9788                                06-1218089
     ------------------------         ------------------------------------
     (Commission File Number)         (I.R.S. Employer Identification No.)



2 Science Road, Glenwood, Illinois                   60425
----------------------------------------           ----------
(Address of Principal Executive Offices)           (Zip Code)



                               (708) 755-7000
            ----------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On November 8, 2005, the Compensation Committee of the Board of Directors of Landauer, Inc. (the "Company") approved the annual incentive compensation awards under the Incentive Compensation Plan for Executive Officers (the "Plan") for the fiscal year ended September 30, 2005 ("FY 2005") and established the annual base salaries of executive officers for 2006. Any changes to an executive officer's annual base salary shall be effective as of January 1, 2006.


      FY 2005 ANNUAL INCENTIVE COMPENSATION AWARDS

      The FY 2005 annual incentive compensation awards for executive officers were determined by the Compensation Committee based upon the achievement of Incentive Plan Operating Income compared with Forecast Incentive Operating Income and achievement of Actual Revenues compared with Forecast Revenues for the fiscal year.


      2006 INCREASES TO BASE SALARY

      The Compensation Committee determined the annual base salaries for 2006 for the Named Executive Officers other than Mr. Saxelby. The amount of salary increase from 2005 was 3.0%.

      The following table sets forth the annual base salaries for 2005 and 2006 and the FY 2005 incentive compensation awards for the Named Executive Officers. The actual salary earned for FY 2005 will be reflected in the Summary Compensation Table in the Company's FY 2005 proxy statement.

                                                                Incentive
                                          Base        Base       Compen-
                                         Salary      Salary      sation
Name and Position                       for 2005    for 2006*     Award
-----------------                       --------    --------    ---------

William E. Saxelby
  President and
  Chief Executive Officer. . . . . .    $350,000    $350,000    $   --

James M. O'Connell
  Vice President, Treasurer,
  Secretary &
  Chief Financial Officer. . . . . .     202,900     209,000       73,000

R. Craig Yoder
  Senior Vice President
  - Marketing & Technology . . . . .     218,500     225,100       78,700

Robert M. Greaney
  Vice President - Operations. . . .     160,200     165,000       57,700


     *  Effective January 1, 2006.















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


                                  SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Landauer, Inc.


Dated:  November 14, 2005           /s/  James M. O'Connell
                                    -----------------------------------
                                    James M. O'Connell
                                    Vice President, Finance,
                                    Treasurer and Secretary
                                    (Principal Financial and
                                    Accounting Officer)




















































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